UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
6.250% Series A Mandatory Convertible Preferred Stock, $0.01 par value	AVTR PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On May 7, 2020 the board of directors (the “Board”) of Avantor, Inc. (the “Company”), upon the recommendation of its Nominating and Governance Committee, appointed Gregory Summe as a Class II director with an initial term expiring at the Company’s 2021 Annual Meeting of Stockholders. The appointment of Mr. Summe as an independent director fills a vacant board seat. Mr. Summe was also appointed as a member of the Compensation & Human Resources and the Nominating & Governance Committees.
Mr. Summe, age 63, is the Managing Partner of Glen Capital Partners, a Boston based hedge fund, which he founded in 2014. Mr. Summe was the managing director and vice chairman of Global Buyout at The Carlyle Group, a leading global private equity firm, from 2009 to 2014. Prior to joining Carlyle, he was the chairman and chief executive officer of PerkinElmer, Inc., a global leader in Health Sciences, a company he led from 1998 to May 2009. Before PerkinElmer, Mr. Summe was with AlliedSignal, now Honeywell International, serving as the president of General Aviation Avionics, president of the Aerospace Engines Group and president of the Automotive Products Group. Before joining AlliedSignal, he was the general manager of Commercial Motors at General Electric and was a partner with the consulting firm of McKinsey & Company, Inc. Mr. Summe also serves on the board of directors of the State Street Corporation and NXP Semiconductors NV. In the past five years, Mr. Summe also served as a director of LMI Aerospace, Inc. (2014-2017). Mr. Summe holds B.S. and M.S. degrees in electrical engineering from the University of Kentucky and the University of Cincinnati, respectively, and an M.B.A. with distinction from the Wharton School at the University of Pennsylvania. He is in the Engineering Hall of Distinction at the University of Kentucky.
The Board has determined that Mr. Summe meets the applicable independence standards of the New York Stock Exchange corporate governance listing standards.
There are no arrangements or understandings with any other persons pursuant to which Mr. Summe was selected as a director of the Company and Mr. Summe does not have a direct or indirect material interest in any, or any currently proposed, transaction in which the Company is a participant that requires disclosure under Item 404(a) of Regulation S-K.
Mr. Summe is eligible to receive the standard compensation applicable to non-employee directors: (1) an annual cash retainer of $75,000 (prorated based on his service during the 2020 fiscal year) and (2) a grant of a number of restricted stock units equal to $200,000, divided by the market value of Company common stock on the date of his appointment (prorated based his service during the 2020 fiscal year). The restricted stock units are scheduled to vest in full one year from the grant date, subject to Mr. Summe’s continued service as a director through that date.

As previously disclosed, on April 22, 2020, the Board, upon the recommendation of its Nominating and Governance Committee, appointed Michael Severino as a Class II director. On May 7, 2020, Dr. Severino was appointed as a member of the Audit and Finance Committee.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 7, 2020, the Company held its annual meeting of stockholders. For more information on the following proposals submitted to stockholders, see the Company’s definitive proxy statement filed with the SEC on April 8, 2020. The final voting results for each of the items submitted to a stockholder vote at the annual meeting are set forth below.

1.	The stockholders elected three Class I directors with two-year terms expiring at the Company’s 2022 annual meeting of stockholders, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Class I Directors
Juan Andres	389,267,200	38,903,127	9,111,220
Andre Moura	360,373,618	67,796,709	9,111,220
Jonathan Peacock	360,179,269	67,991,058	9,111,220

2.
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm	431,755,636	217,809	5,308,102

3.	The stockholders approved, on an advisory basis, the 2019 compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Named Executive Officer Compensation	418,030,057	1,690,821	8,449,449	9,111,220

4.	The stockholders approved, on an advisory basis, one year as the frequency of the non-binding advisory vote to approve named executive officer compensation, based on the following voting results:

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory Vote on the Frequency of the Advisory Approval of Named Executive Officer Compensation	422,107,750	14,704	740,863	5,307,010	9,111,220
In accordance with the recommendation of the Company’s Board and based on the results of the advisory vote reported above, the Company’s Board has determined that the Company will hold a stockholder advisory vote on named executive officer compensation on an annual basis until the next required stockholder advisory vote on the frequency of the advisory approval of named executive officer compensation, which is expected to occur at the Company’s 2026 annual meeting of stockholders or until the Board otherwise determines a different frequency for such non-binding votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: May 8, 2020	By:	/s/ Justin Miller
		Name:	Justin Miller
		Title:	Executive Vice President, General Counsel and Secretary (Duly Authorized Officer)